Exhibit 10.11.3

STOCK PURCHASE WARRANT

NEITHER THIS WARRANT NOR ANY SECURITIES ON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT LEGALLY REQUIRED.

STOCK PURCHASE WARRANT

This Stock Purchase Warrant (this “Warrant”), dated  August 29, 2012, is issued toVencore Solutions LLC  (the “Holder”), by OxySure Systems, Inc., a Delaware corporation (the “Company”).

1.                     Purchase of Shares.  Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company 22,500 fully paid and non-assessable shares of Common Stock, par value $_0.0004____ per share (the “Common Stock”), of the Company (as adjusted pursuant to Section 7 hereof, the “Shares”) for the purchase price specified in Section 2 below.

2.                     Purchase Price.  The purchase price for the Shares is $ 0.82 per share.  Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the “Warrant Price”).

3.                     Exercise Period.  This Warrant is exercisable in whole or in part at any time from the date hereof through August 29, 2017.

4.                     Exercise; Payment of Warrant Exercise Price for Cash Exercise or Cashless Exercise.

Payment of the Purchase Price shall be made as follows:

(i) Cash Exercise: The Holder may exercise this Warrant in cash, cashier’s check, wire transfer, or through a reduction of an amount of principal outstanding under any lease amounts then owed to the Holder, if any, equal to the applicable Purchase Price (a “Cash Exercise”).

(ii) Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction pursuant to this subsection (ii) (a “Cashless Exercise”). In order to effect a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company together with an Exercise Form, completed and executed, indicating Holder’s election to effect a Cashless Exercise, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

X = (Y*(A – B)/A)where:     X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Warrant is being Exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 4(a)(ii), where “Market Price,” means the Average Closing Price (as defined herein) of one (1) share of the Company’s Common Stock during the ten (10) prior Trading Days (as defined below) period immediately preceding the Date of Exercise.

B = the Purchase Price.

As used herein, the “Average Closing Price” for any security as of any date means the average closing sale price on a US national exchange (“Exchange”) as reported by a reliable reporting service, for the prior ten (10) trading days on which a trade(s) has occurred (“Trading Days”). If the Average Closing Price cannot be calculated for such security on such date if the manner provided above for any reason, the average closing price shall be the fair market value as determined in good faith by the Company’s Board of Directors.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

5.                     Certificates for Shares; Partial Exercise of Warrants.

(a)                      Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the Exercise Notice.

(b)                      If this Warrant is surrendered for partial exercise, the Company shall execute and deliver to the Holder of the Warrant, without charge to the Holder, a new Warrant exercisable for an aggregate number of shares of Common Stock equal to the unexercised portion of the surrendered Warrant.

6.                     Reservation of Shares.  The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein.  The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

7.                     Adjustment of Warrant Price and Number of Shares.  The number and kind of securities purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

(a)                      Stock Dividends, Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by stock split or otherwise, combine its Common Stock or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend and proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective or as of the record date of such dividend, or, in the event that no record date is fixed, upon the making of such dividend.

(b)                      Reclassification, Reorganization, Merger, Sale or Consolidation.  In the event of any reclassification, capital reorganization or other change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 7(a) above) or in the event of a consolidation or merger of the Company with or into, or the sale of all or substantially all of the properties and assets of the Company, to any person, and in connection therewith consideration is payable to holders of Common Stock in cash, securities or other property, then as a condition of such reclassification, reorganization or change, consolidation, merger or sale, lawful provision shall be made, and duly executed documents evidencing the same shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant immediately prior to such event, the kind and amount of cash, securities or other property receivable in connection with such reclassification, reorganization or change, consolidation, merger or sale, by a holder of the same number of shares of Common Stock as were exercisable by the Holder immediately prior to such reclassification, reorganization or change, consolidation, merger or sale.  In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any cash, securities or property deliverable upon exercise hereof.  Notwithstanding the foregoing, (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person, and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Holder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock as if this Warrant had been exercised immediately prior to such event, less the Warrant Price.  Upon receipt of such payment, if any, the rights of the Holder shall terminate and cease, and this Warrant shall expire.  In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall promptly, after receipt of this surrendered Warrant, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Holder surrendering this Warrant.

8.                     Pre-Exercise Rights.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation, the right to vote such Shares, receive preemptive rights or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

9.                     Restricted Securities.  The Holder understands that this Warrant and the Shares purchasable hereunder constitute “restricted securities” under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended, or an applicable exemption from registration.  The Holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

10.                     Certification of Investment Purpose.  Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, the Holder will deliver to the Company a written certification that the securities acquired by the Holder are acquired for investments purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

11.                     Successors and Assigns.  The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

12.                     Governing Law.  This Warrant shall be governed by the laws of the State of Texas, excluding the conflicts of laws provisions thereof.

IN WITNESS WHEREOF, the undersigned hereby agrees to the terms hereof effective as of                                                                        .

COMPANY: OXYSURE SYSTEMS, INC.

By:
Name:	JULIAN ROSS
Title:	CEO

HOLDER: VENCORE SOLUTIONS LLC

By:
Name:
Title:

Exhibit A
EXERCISE NOTICE

Dated:  _______________, ____
The undersigned hereby irrevocably elects to exercise the Stock Purchase Warrant, dated ____________________,  , issued by _______________________________________, a _______________ corporation (the “Company”), to the undersigned to the extent of purchasing ___________ shares of Common Stock and hereby makes payment of $_________ in payment of the aggregate Warrant Price of such Shares.

COMPANY:

By:
Name:
Title: